                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10.6

         AWARD/CONTRACT                  1. THIS CONTRACT IS A RATED     RATING DOA6      PAGE 1  OF 35
                                            ORDER UNDER DPAS (15
                                            CFR 700)
----------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT (PROC. INST. IDENT) NO.      3. EFFECTIVE DATE            4. REQUISITION/PURCHASE REQUEST/PROJECT No.

   W52P1J-05-C-0024
                                                   2005APR18                     SEE SCHEDULE

----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                             CODE  W52PIJ   6. ADMINISTERED BY (IF OTHER THAN ITEM 5)    CODE S4404A

   HQ  AFSC                                             DCMA  SAN ANTONIO
   AMSFS  CCA-M SHIRLENE WISE   (309) 782-3764          615 EAST HOUSTON  STREET
   ROCK  ISLAND,   ID 61299-6500                        P 0 BOX   1040
                                                        SAN ANTONIO TX 78294-1040

   BLDGS 350 & 390                                                  SCD C  PAS  S4404A4906APC ADP PT HQ0338
E-MAIL ADDRESS: WISES@AFSC. ARMY. MIL
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        8. DELIVERY
7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTY, STATE, AND ZIP CODE)        [ ] FOB ORIGIN  [X] OTHER (SEE BELOW)
                                                                                              SEE SCHEDULE

   VALENTEC SYSTEMS INC.                                                                9. DISCOUNT FOR PROMPT PAYMENT
   2618 YORK AVE
   MINDEN, LA  71055-2618

                                                                                        10. SUBMIT INVOICES                     ITEM
   TYPE BUSINESS:  Other Small 3  Performing  in U.S.                                   (4 COPIES UNLESS OTHERWISE SPECIFIED)     12
                                                                                        TO THE ADDRESS SHOWN IN:

--------------------------------------------------------------------

Code 1PD90                               FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                     CODE           12. PAYMENT WILL BE MADE BY                  CODE HQ0339
    SEE SCHEDULE                                            DFAS  COLUMBUS  CENTER
                                                            DFAS-CO/WEST ENTITLEMENT OPERATIONS
                                                            P.O. BOX 182381
                                                            COLUMBUS, OH 43218-2317

----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND             14. ACCOUNTING AND APPROPRIATION DATA
    OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c) (  ) [ ]   41 U.S.C. 253(c)( )         ACRN: AA 21       42034000041B1B06P41303226EB   S28017 W52P1J

----------------------------------------------------------------------------------------------------------------------------------
  15A. ITEM NO.     15B. SCHEDULE OF SUPPLIES/SERVICES    15C. QUANTITY   15D. UNIT   15E. UNIT PRICE      15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
 SEE  SCHEDULE          CONTRACT TYPE:                         KIND OF  CONTRACT:
                        Firm-Fixed-Price                         Supply Contracts and Priced  Orders

                                                                        15G. TOTAL AMOUNT OF CONTRACT        $594,286.00

                              16. TABLE OF CONTENTS

(X)    Section        Description           Page(s)     (X)    Section        Description                Page(s)
----------------------------------------------------------------------------------------------------------------------------------
                  Part I - The Schedule                      Part II - Contract Clauses
 X        A     Solicitation/Contract Form     1         x      I     Contract Clauses                   26
 X        B     Supplies or Services and       5             Part III - List Of Documents, Exhibits,
                Prices/Costs                                            And Other Attachments
 X        C     Description/Specs/Work         7         x      J             List of Attachments        35
                Statement
 X        D     Packaging and Marking         13             Part IV - Representations And Instructions
 X        E     Inspection and Acceptance     14                K             Representations,
                                                                              Certifications, and
                                                                              Other Statements of
                                                                              Offerors
 X        F     Deliveries or Performance     21
 X        G     Contract Administration       23                L             Instrs., Conds., and Notices to
                Data                                                          Offerors
 X        H     Special Contract              24                M             Evaluation Factors for Award
                Requirements

          Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. [ ] Contractor's Negotiated Agreement               18. [X] Award (Contractors is not required to sign
(Contractor is required to sign this document           this document.) Your offer on Solicitation
and return __________   copies to issuing               Number W52P1J04R0184 Including the
office.) Contractor agrees to furnish and               additions or changes made by you which additions or
deliver all items or perform all the services           changes arc set forth In full above, is hereby
set forth or otherwise Identified above and on          accepted as to the items listed above and on any
any continuation sheets for the consideration           continuation sheets. This award consummates the
stated herein. The rights and obligations of            contract which consists of the following documents:
the parties to this contract shall be subject           (a) the Government's solicitation and your offer, and
to and governed by the following documents:             (b) this award/contract. No further contractual
(a) this award/contract, (b) the solicitation,          document is necessary.
If any, and (c) such provisions,
representations, certifications, and
specifications, as are attached or
incorporated by reference herein. (Attachments
are listed herein.)
----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)           20A. NAME OF CONTRACTING OFFICER
                                                             MARY   BETH  WATKINS
                                                             WATKINS@AFSC. ARMY. MIL (309) 782-6061

-----------------------              ----------------   -----------------------------           ----------------
19B. NAME OF CONTRACTOR              19C. DATE SIGNED   20B. UNITED STATES OF AMERICA           20C. DATE SIGNED

                                                                                                  2005APR18

By ________________________________________             By              /SIGNED/
                                                            ---------------------------------
   (Signature of person authorized to sign)                (Signature of Contracting Officer)

NSN 7540-01 -152-8069                                   25-106                   STANDARD FORM 26 (REV. 4-85)
                                                                                 PRESCRIBED BY GSA-FAR (4.8 CFR) 53.214(A)
PREVIOUS EDITIONS UNUSABLE                        GPO : 1985 0 - 478-632

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE  2 OF 35
                     PIIN/SIIN W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

          Regulatory Cite            Title                Date
          ---------------       -----------------       --------
A-1       52.252-4500           FULL TEXT CLAUSES       SEP/1997
          LOCAL

1. This contract incorporates one or more clauses and provisions by reference, with the same force and effect as if they were set forth in full text. Upon request the Contracting Officer will make their full text available.

2. The entire body of full text regulatory and command unique clauses and provisions will no longer be included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. Where text has been incorporated by reference three astericks are put in its place (***).

3. You can view or obtain a copy of the clauses and provisions on the internet at:

www.afac. army.mil/ac/aais/ioc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

4. All full text clauses have a 6 or 7 as the third digit of the clause number (i.e. AS7000).

                                 (End of clause)

(AS7001)

1. This procurement is restricted to Small Business Firms only.

2. This solicitation is for the M661 Green Star Parachute, NSN:
1310-00-541-6148.

3. Total quantity of this solicitation is 19,976 each.

4. The solicitation requests prices for with and with out First Article Testing on an F.O.B. Origin basis.

5. Offers should be priced on proposal lines. With and Without First Article. (Note: Disregard the pricing lines directly across from the Line Item).

6. A 100% evaluated option clause is included in Section I of this solicitation.

7. The lowest price technically acceptable source selection process will be used to evaluate this procurement.

8. The Government will make one award from this solicitation.

9. A Security Preaward Survey is required.

                         *** END OF NARRATIVE A 001 ***

1. This contract solicitation contains a Critical Characteristics Clause, ES7500, found in section E.

                         *** END OF NARRATIVE A 002 ***

The following GFM is supplied on this contract:

ITEM: M2A1 MMETAL BOX

NSN: 8140-00-960-1699

PART NO.: 7553296

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 3 OF 35
                       PIIN/SIIN W52P1J-05-C-0024  MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

QTY: 923

Please refer to attachment 001 and clause HS6075.

                         *** END OF NARRATIVE A 003 ***

1. The purpose of this amendment to extend the closing date to 02 DEC 2004 due to extenuating circumstances.

                         *** END OF NARRATIVE A 004 ***

1. The purpose of this solicitation amendment is to extend the proposal receipt date to 06 JAN 2005. This extension is necessary to allow time for the Government to resolve several issues regarding the supply of conforming M9 Propellant.

2.Your POC is Dean C. Brabant, Contract Specialist, ph. 3309-782-5846, e-mail: dino.brabant@us.army.mil

3. All other terms of the solicitation remain unchanged.

                         *** END OF NARRATIVE A 005 ***

1. The purpose of Amendment 0003 is to extend the proposal receipt date to 20 Jan 2005. This extension is necessary to allow additional time for the Government to resolve issues concerning M9 Propellant.

2. The new contract specialist for this solicitation is Ms. Shirlene Wise, AMSFS-CCA-L, (309)782-3764, email Shirlene.Wise@us.army.mil. The contracting officer is Ms. Mary Beth Watkins, (309)782-6061, email:
marybeth.watkins@us.army.mil.

3. All other terms and conditions remain the same.

                         *** END OF NARRATIVE A 006 ***

1. The purpose of Amendment 0004 is to incorporate Attachment 014, Request for Deviation (RFD) R04S7031, Use of M9 Propellant in Loading of M195 Cartridge Case for 40mm M583A1 Production. The Configuration Control Board has extended use of this deviation to the M661 Green Star Parachute. The following additional information is provided regarding use of this RFD:

   The successful offeror shall provide the PCO with the certificate of analysis, a certified traceability of the New River Energetics (NRE) lot used and a detailed explanation of the parenthetical lot number prior to release to production (i.e., genealogy). The successful offeror shall annotate the lot ammunition data card with RFD R04S7031 and, to assure traceability, the source lots as applicable. Propellant covered by this deviation will be unambiguously labeled as non-compliant M9 propellant.

2. All other terms and conditions remain the same.

                         *** END OF NARRATIVE A 007 ***

ITEM: 40mm Ctg M661 Green Star Parachute
NSN:  1310-00-541-6148

1. This contract award constitutes government acceptance of the offer submitted by Valentec Systems, Inc. in response to Request for Proposal (RFP) W52P1J-04-R-0184 with amendments 0001 through 0004 (hereby incorporated and made a part of this contract) for 19,976 each 40mm Cartridge M661 Green Star Parachute at a unit price of $29.75, FOB Origin, with First Article. As contemplated by referenced RFP, this contract is a Firm Fixed Price contract. This contract contains an option to increase the quantity by 100% of the basic award.

2. The following Engineering Change Proposals (ECPs) incorporated during discussions are hereby formally incorporated into the contract:

      a. Attachment 15, ECP R04Q2057, Change Critical defects to reflect standard

      b. Attachment 16, ECP R04Q2016, New DTL Specification

3. In accordance with the requirements of the Defense Finance and Accounting Service, provisions from the RFP have been electronically incorporated into the contractual document.

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 4 OF 35
                     PIIN/SIIN W52P1J-05-C-0024           MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

4. Earlier delivery is acceptable at no additional cost to the government.

                         *** END OF NARRATIVE A 008 ***

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 5 OF 35
                     PIIN/SIIN  W52P1J-O5-C-0024         MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO                 SUPPLIES/SERVICES                 QUANTITY    UNIT  UNIT PRICE        AMOUNT
-------      ------------------------------------         --------    ----  ---- -----      --------
             SECTION B - SUPPLIES OR SERVICES AND
             PRICES/COSTS

0001         GREEN STAR PARACHUTE                          19976      EA

             NSN: 1310-00-541-6148
             NOUN: M661 GREEN STAR PROD QTY
             FSCM: 19200
             PART NR: 9317509
             SECURITY CLASS: Unclassified

0001AA       DATA ITEM                                          1      LO   $  **NSP**      $   **NSP**
                                                                            ----------      -----------

             NOUN: FIRST ARTICLE TEST REPORT

             Packaging and Marking

             Inspection and Acceptance
             INSPECTION: Origin     ACCEPTANCE: Origin
             Government Approval/Disapproval Days: 30

             Deliveries or Performance
             DOC               SUPPL
             REL CD    MILSTRIP   ADDR  SIG CD MARK FOR TP CD
              001                 Z55555                  3
             DEL REL CD       QUANTITY          DEL DATE
                001              1            13-SEP-2005

             FOB POINT: Origin

             SHIP TO: PARCEL POST ADDRESS
             (Z55555)   SEE SECTION E

0001AB       PRODUCTION QTY W FIRST ARTICLE                 19976      EA   $ 29.75000      $594,286.00
                                                                            ----------      -----------

             NOUN: CTG 40MM GREEN STAR PARA M661
             PRON: R14A0R844A PRON AMD: 01 ACRN: AA
             AMS CD: 41303222008
             CUSTOMER ORDER NO: R14M44164AM2

             Packaging and Marking

             Inspection and Acceptance
             INSPECTION: Origin    ACCEPTANCE: Origin
             Government Approval/Disapproval Days: 30

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 6 OF 35
                     PIIN/SIIN W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO                SUPPLIES/SERVICES                             QUANTITY    UNIT   UNIT PRICE       AMOUNT
-------      ---------------------------------------                 --------    ----   ---- -----       ------

             Deliveries or Performance
             DOC                   SUPPL

             REL CD    MILSTRIP      ADDR   SIG CD    MARK FOR   TP CD
              001   N4906533014Q01  N00109   J                     3
                        PROJ CD     BRK BLK PT
                          HMK
             DEL REL CD       QUANTITY         DEL DATE
               001             10,000         06-JAN-2006

             FOB POINT: Origin

             SHIP TO: PARCEL POST ADDRESS
             (N00109) ATLANTIC ORDNANCE COMMAND
                      P O BOX 410
                      YORKTOWN             VA 23691-0410

             DOC                 SUPPL
             REL CD    MILSTRIP      ADDR     SIG CD   MARK FOR   TP CD
              002   N4906533014Q02  N476l5     J                    3
                     PROJ CD     BRK BLK PT
                      HMK
             DEL REL CD          QUANTITY         DEL DATE
               001                9,976          06-FEB-2006

             FOB POINT: Origin

             SHIP TO: PARCEL POST ADDRESS
             (N47615)  NAVAL WEAPONS STATION SEAL BEACH
                       800 SEAL BEACH BLVD
                       SEAL BEACH         CA 90740-5000

             TAC N82B

                          (End of narrative F001)

0002         DATA ITEM                                                                   $ ** NSP**     $ **NSP **
                                                                                         ----------     ----------

             NOUN: DD FORM 1423
             SECURITY CLASS: Unclassified

             Inspection and Acceptance
             INSPECTION: Origin ACCEPTANCE: Origin

             Contractor will prepare and deliver the
             technical data in accordance with the
             requirements, quantities and schedules set forth in the Contract Data Requirements Lists
             (DD Form 1423), Exhibit A.

             A DD 250 IS NOT REQUIRED.

                          (End of narrative FOOD)

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 7 OF 35

                     PIIN/SIIN W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS  INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

          Regulatory Cite             Title                             Date
          ---------------             -----                             ----
C-1       52.210-4501        DRAWINGS/SPECIFICATIONS                  MAR/1988
          LOCAL

      In addition to the drawing (s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

      The following drawing(s) and specifications are applicable to this procurement.

      Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 9317509 with revisions in effect as of 10/22/02 (except as follows):

ENGINEERING EXCEPTIONS: The following engineering changes apply to this procurement action(s):

DOCUMENT                    DELETE               REPLACE WITH
--------                    ------               ------------
9207989                     FED-STD-151          ASTM B117
9252395                     MIL-P-48240          143-7-4
9243986                     QQ-A-225/3           ASTM B211

All product drawings add:

Distribution statement A: Approved for public release; distribution is unlimited. The above is applicable to all drawings in the TDP for this procurement action.

DWG. 9201392:

      Note B.11.3 is no longer applicable.

      Note B.11.2 is to read as follows - "Alternate photocell housing (DWG. No's 9255806, 9255811, 955812, 9255817) will be supplied upon request.
Equivalent photocell can be used upon approval. Alternate methods for color value verification require review and approval by Picatinny Arsenal (AMSTA-AR-CCL-C). Requests can be submitted through the contracting officer.

All Packaging Drawings without distribution add: Distribution Statement A.

ADD: Distribution Statement A. to all Inspection Drawings.
ADD:

HCSDS                REV                  DATE                  NOMEN                         REF-DOC
-----                ---                  ----                  -----                         -------
 38                   F                   01/25/93       POTASSIUM NITRATE    MIL-P-156
  5                   E                   05/01/91       ZIRCONIUM HYDRIDE    MIL-Z-21353
  8                   E                   05/03/91       MAGNESIUM            MIL -P-14067
664                   A                   03/10/75       DIMETHYLPHTHLATE     JAN-D-709
 50                   D                   2/03/93                  TUNGSTEN POWDER            9212697

Replacement for MIL-P-20307 cannot be found. PCO is to provide a copy of MIL-P-20307 to potential solicitors upon RFP.

GFM/GFE: Drawing No. 7553296

Mylars required (check one): (Y) or X(N)

                      (End of statement of work)
(CS6100)

C-2        52.247-4503     STATEMENT OF WORK - TRANSPORTATION SECURITY REQUIREMENTS    MAR/2004
           LOCAL

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 8 OF 35
                     PIIN/SIIN W52P1J-05-C-0024        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Supplies procured under this contract are identified as Sensitive Category IV, requiring Transportation Protective Service (TPS) in accordance with DoD 5100.76M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives) and DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA) or other components assigned to provide contract administration services (CAS) within designated/delegated geographic areas as specified under DOD 4105.59H, DOD Directory of Contract Administration Service Components, dated January 1935. and subsequent issues thereof for offshore/OCONUS procurements.

                      (End of statement of work)
(CS6101)

C-3        52.246-4506     STATEMENT OF WORK FOR STATISTICAL PROCESS CONTROL        FEB/1999
           LOCAL

      In accordance with DI-MGMT-80004 and contract clause 52.246-4506, the following supplemental information shall be considered and used when designing your general and detailed SPC plans.

1.0 General Management Plan

      This section shall define management's SPC responsibilities and involvement and shall include management's commitment to continuous process improvement. The plan shall embrace a total commitment to quality and shall be capable of standing on its own merit.

1.1 Policy/Scope: Describe the Contractor's policy for applying SPC, including goals and management commitment to SPC.

1.2 Applicable Document: List documents that are the basis for the contractor's SPC program (i.e., ANSI standard, textbooks, Government documents).

1.3 SPC Management Structure: Define the SPC management structure within the organization. Identify and include interrelationships of all departments involved in SPC (i.e., Production, Quality, Engineering, Purchasing, etc.). Identify by job title or position all key personnel within departments involved in the application of SPC. Describe which functions are performed by key personnel and when these functions are performed (i.e., include personnel responsible for performing inspections/audits, charting and interpreting data; personnel responsible for determining, initiating and implementing corrective action upon detecting assignable causes, etc.).

1.4 SPC Training: Identify by job title or position the primary individual responsible for overseeing that SPC training is accomplished. Describe the qualification program required and in use for all personnel utilizing SPC techniques, including the qualification of trainers, identify who is to be trained and the type, extent and length of such training (i.e., on-the-job, classroom, etc.). Identify when refresher training is required and how personnel using SPC techniques are monitored.

1.5 Manufacturing Controls: Identify the criteria for performing SPC gage capability studies and describe how and when these studies should be applied. Repeatability and accuracy of gages should be addressed.

1.6 Determination of SPC Use: Describe how the process/operation parameters are determined appropriate for SPC application and explain what actions are taken if SPC is not deemed appropriate for critical, special and major process/operation parameters (i.e., Pareto analysis, analysis of characteristics with tight tolerances, etc.).

1.7 Process Stability and Capability:

      a. Identify the criteria for performing process capability studies and describe how and when these studies are applied. Describe how the process capability index is calculated and include the frequency of these calculations. Describe what actions are taken as methodologies when process capability is for variable and attribute data. To determine a capable process, the process/operation parameters shall meet the following requirements:

            (1)Variable data: Process capability (Cp) shall be determined. Process performance index shall be greater than or equal to 1.33 (Cpk). For critical parameters/characteristics, the process performance index shall be greater than or equal to 2.0 (Cpk).

            (2)Attribute data: Process capability/performance shall be the percent beyond the upper/lower specification limit less than or equal to .003 percent (Cpk = 1.33).

      b. Describe what actions will be taken if process/operation is sub-marginal or marginal (Cpk less than 1.33 or 2.0 for criticals or grand average fraction defective is greater than .003 percent).

      c. Include analysis of statisical distributions and define all formulas and symbology utilized.

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE  9 OF 35
                     PIIN/SIIN W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

1.8 Control Chart Policy:


      a. Type of charts to be used (i.e., x bar/R x bar/S, etc.) and rationale for use; the criteria for selection of sample size, frequency of sampling and rational subgroups.

      b. Procedures for establishing and updating control limits, including frequency of adjustments.

      c. Criteria for determining out-of-control conditions (i.e., trends, points beyond control limits, etc.) and the corrective action taken, to include failure analysis when the process is unstable or when nonconforming product has resulted from unstable processes. Illustrate out-of-control tests.

      d. Describe the method of recording pertinent facts on control charts such as changes in raw materiel, machines, manufacturing methods and environment, and corrective actions taken and describe how control charts are traceable to the product.

1.9 vendor/Subcontractor Purchase Controls: Identify whether suppliers are required to utilize SPC and describe the extent the vendor's policies and procedures are consistent with in-house procedures of the prime contractor. Describe the following: methods utilized to determine that suppliers have adequate controls to assure defective product is not produced and delivered; the system utilized to audit suppliers, what will be audited and how often, what action will be taken when out-of-control conditions exist at subcontractor/vendor facilities.

1.10 SPC Audit System: At a minimum, the contractor's SPC Audit System shall consist of auditing compliance with the planned arrangements specified in the general and detailed SPC plans followed by a review and analysis of the outcome to include implementation of necessary corrective action.

1.11 SPC Records: Identify various records to be used in support of SPC and describe their use. Identify retention periods.

2.0 Detailed Plan:

      This section shall detail specific manufacturing process/operation parameters under control.

2.1 Control of Process/Operation Parameters or Characteristics:

      a. Identify the following for each process/operation by name or characteristic under control:

            (1) Identify process/operation by name or characteristic and provide rationale for selection; justification for nonselection if the parameter or characteristic is identified as critical, special and/or major.

            (2) Describe how the characteristic is proceduced; the chain of events, type and number of machines involved, location of manufacturing facility, tolerances maintained, etc.

            (3) Production and inspection machinery used. Include the production rate, number of shifts and length of shifts plus whether inspection is fully or semi-automatic or manual. If manual, identify the type of gages in use.

            (4) Identify the type of charts to be maintained and whether the process/operation is performed in-house or subcontracted output; identify facility/vendor where process/operation parameters are targeted for SPC.

2.2 Reduction or Elimination of Inspection/Test: The Procuring Contracting Officer (PCO) will accept submissions of requests for reduction or elimination of final acceptance inspection/testing when the requirements of the SPC contract clause and this SOW are met. Each request shall contain and/or address the following: control charts documenting twenty (20) consecutive production shifts or more for the same process/operation parameter under control; type of control chart utilized; control chart limits and process average or grand average fraction defective (as applicable); definition of out-of-control condition and corrective actions taken during out-of-control conditions; specification and part number.

                      (End of statement of work)
 (CS7100)

C-4        52.246-4535     STATEMENT OF WORK-AMMUNITION DATA CARDS AND REPORT OF CONTRACTOR        AUG/2004
           LOCAL           BALLISTIC TESTING

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 10 OF 35
                     PIIN/SIIN W52P1J-05-C-0024      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Ammunition Data Cards shall be prepared in accordance with MIL-STD-1168 and shall follow the format required by the world wide web application identified as WARP or worldwide Ammunition-data Repository Program. The Report of Contractor Ballistic Testing is prepared IAW DI-MISC-80246. Additional details on both of these WARP applications are provided below. Prior to gaining access to WARP contractor/facility personnel involved in the preparation of ammunition data cards shall obtain a userid and password for the Army Electronic Product Support
(AEPS) network. Instructions and help for obtaining an AEPS Userid and password are as follows:

AEPS Access Procedures

The Army Electronic Product Support (AEPS) is a Department of Defense logistics website. Entering AEPS will allow you access to the SECURED AREA of the Army Electronic Product Support Network. A username and password are required to enter this area. Only authorized DoD personnel and contractors with current active contracts with DoD will receive access into the AEPS website. If you have a requirement for the AEPS website, you must fill out and submit the AEPS Access Request Form found at the following web address:

      http://aeps.ria.army.mil/aepspublic.cfm

You must click on "Access Request Form" and continue through the steps until completion and click on SUBMIT. You are required to provide a supervisor name, email and phone number if you are a DoD civilian or military. Government contractors are required to provide CAGE code, Contract Number and COR/COTR with "Government" email address. All requestors must provide their Information Assurance Security Officer's (IASO, formerly ISSO) name, email, DSN phone and commercial phone.

After submitting the request, your supervisor/COR/COTR will be emailed a copy of your request and will be asked to verify your information before a user ID will be issued. AEPS User ID and AEPS Login Name mean the same. Your supervisor must REPLY back to the email providing the following:

      Approval? (YES/NO)
      Supervisor Name
      Supervisor E-Mail
      Supervisor Phone

The COR/COTR must also provide the same information stated above in his/her REPLY plus provide the Contract Expiration Date (format - MM/DD/YYYY).

Upon notification from your supervisor/COR/COTR, you will be emailed an AEPS User Login Name and instructions for logging into the AEPS website. You will use the AEPS password that you assigned to yourself when you filled out the access request form.

Once you gain access to the AEPS website, you can change your personal information when needed to keep your file current.

AEPS HELP-DESK and Problem Reporting Procedures

Reporting problems - The AEPS Help Desk has several means of reporting problems:

      Call 1-888-LOG-HELP (1-888-564-4357) to speak to an AEPS representative Contact the AEPS Help-Desk at Comm. (309) 782-0699 or DSN 793-0699 or
      (309) 782-1426 or DSN 793-1426
      Contact the AEPS Help-Desk by FAX: (309) 782-1426 or DSN 793-1426 Contact the AEPS Webmaster by Email: Webmaster (martinJ2@ria.army.mil)

Each phone call, email or fax is handled in a prompt and courteous manner. Responses to problems are provided by phone and/or email.

Other means to help assist you in identifying your problems can be found on the AEPS Help Section at web link:

      http://aeps/ria.army.mil/help.cfm

Here you will find Questions and Answers by clicking in either of the two FAQ subcategories reflected under the HELP tab:

      FAQs - AEPS Access Request Process or SSL FAQs. Secured Socket Layer

You may also check out our new Frequently Asked Questions
(https://aeps.ria.army.mil/aepsqa.cfm) page to get answers on access problems as another means of assistance.

The AEPS Help Section screen http://aeps.ria.army.mil/help.cfm also reflects two other topics that can be clicked on to provide further assistance:

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 11 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024         MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      "Password Problems or Request Status" at https://aeps.ria.army.mil/request/info/UserScreen.cfm
      "Ask the AEPS Public Help Knowledge Base" at http://aeps.ria.army.mil/help/aepshelpmain.cfm

Worldwide Ammunition-data Repository Program (WARP)

Once you have obtained an AEPS userid and password allowing entry to the secured area of AEPS you can access the WARP application by acrolling to the bottom of the list of AEPS applications. The WARP opening main page and all subsequent pages contain multiple navigational aids to guide you through the process of inputting information necessary for creating a new ammunition data card. An online users manual will provide additional help in the development of an ammunition data card and it is recommended that you download and read the users manual prior to inputting your initial data card. The user's manual also contains screen shots, which depict what the inputter will see during the ADC input process.

Ammunition Data Card Input

ADC input allows current contractors and government facilities the capability to create, and submit for approval, ADCs which meet the format requirement of MIL-STD-1168B. ADCs are automatically forwarded to the respective Governmental Agency Responsible for Acceptance (GARA). The GARA, in most cases the Defense Contract Management Agency (DCMA) Quality Assurance Representataive (QAR), reviews contractor input for accuracy and completeness, and after updating the disposition code for the specific lot, submits the ADC to the database. The inputter is granted access only to ADCs identified with its specific manufacturing code, as identified in MIL-HDBK-1461A, Manufacturer's Symbols. The use of previously inputted ADCs through the TEMPLATE option, significantly reduces input effort, while increasing accuracy and consistency of data.

Email Notification

WARP provides immediate, automated notification to process participants when actions are required. When the producer has completed an ADC submission, an email message is routed to the GARA advising that an ADC awaits review and approval. If the GARA approves the ADC as submitted, the, ADC is released to the base and an email, with approved data card, is routed back to the originator. If the ADC requires modification or correction to be in accordance with MIL-STD-1I68B requirements, an email is provided to the ADC originator advising that corrective action is required prior to approval.

Information Updates

It is important that the System Administrators are apprised when a producer receives a new contract. The producer shall notify OSC-WARP@osc.army.mil within 30 days after receipt of a new contract. Information to be included shall be the contract number, item, GARA, Manufacturer's identification symbol and the names of the individuals who will be inputting ADCs ino the system. If you are a new producer and do not have a Manufacturer's identification symbol, you can obtain one by sending an email to OSC-WARP@ose.army.mil. The email must contain manufacturer's name, address where performance of the contract will take place, and a point of contact.

Report of Contractor Ballistic Testing Module

In addition to its ADC function, WARP also serves as a repository for reports of contractor ballistic (or functional) testing. Whenever the contract requires contractor performance of ballistic testing, the results of such testing shall be captured by you, the performing contractor, within a specially designed Lot Acceptance Test Report (LATR) module.

Within the LATR module, you are required to provide a report of any contractor ballistic testing and to submit the report in electronic fashion via the WWW. The report must be a .pdf file for the upload process to work.

The LATR tab on the WARP opening page provides access to the upload process.

An online users manual will provide additional help in the upload process for a Report of Contractor Ballistic Testing. It is recommended that you download and read the users manual prior to uploading your initial Report of Contractor Ballistic Testing. The users manual also contains screen shots which depict the upload process.

The upload process is simple and direct. After inputting several key pieces of information (contract number, noun, etc.) on the LATR initial page the inputter selects the upload button and the LATR module will browse the inputter's hard drive until the correct file is found. At the click of a button the file is uploaded to WARP and the process is complete.

                      (End of statement of work)

(CS7200)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 12 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

c-5        52.248-4502           CONFIGURATION MANAGEMENT DOCUMENTATION        MAY/2001
           LOCAL

The contractor may submit Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs) (Code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notices of Revision (NORs), and Requests for Deviation (RFDs) for the documents in the Technical Data Package
(TDP). The contractor shall prepare these documents in accordance with the Data Item Descriptions cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements List.

Contractor ECPs/VECPs shall describe and justify all proposed changes and shall include NORs completely defining the changes to be made, contractors may also submit RFDs, which define a temporary departure from the TOP or other baseline documentation under Government control. The contractor shall not deliver any units incorporating any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated in the contract.

If the Government receives the same or substantially the same VECPs from two or more contractors, the contractor whose VECP is received first will be entitled to share with the Government in all instant, concurrent, future, and collateral savings.

Duplicate VECPs, which are received subsequently, will be returned to the contractor(s) without formal evaluation, regardless of whether or not the first VECP has been approved and accepted by the Government.

                                (End of clause)

(CS7600)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 13 OF 35
CONTINUATION SHEET
                     PIIN/SIIN   W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

            Regulatory Cite                        Title                               Date
            ---------------                        -----                               ----
D-l         52.211-4508                PACKAGING REQUIREMENTS                         JUL/1997
            LOCAL

Packaging shall be in accordance with 9209205 revision AA, dated 27 MAR 2001.

When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

Marking shall be in accordance with 9209205, REV AA, dated 27 MAR 2001. Bar code marking is required in accordance 8796522, Rev BK, dated 27 FEB 2003. ECP R3K3016, R3K3021 AND R2K2063 apply to 8796522.

EXCEPTION:

PERFORMANCE ORIENTED PACKAGING (POP) VERIFICATION:

In no case shall a container be shipped if the gross weight marked on the package is greater than the POP certified weight. If the average gross weight of the packed containers (determined by weighing two representative samples and averaging the weight) is greater than the certified weight, container marking operations shall cease and the procuring activity shall be contacted immediately.

EXCEPTION TO PERFORMANCE ORIENTED PACKAGING (POP) MARKINGS:

If manufactured outside the USA, contractor shall not apply the UN POP certification marking provided on the drawing 9209205. Contractors (outside the USA) are responsible to perform UN POP tests on packaging requirements provided in this contract and apply UN POP certification marking authorized by the Competent Authority of the state (country) of manufacture.

Heat treat requirements for all non-manufactured wood used in packaging applies to this contract. ECP R3K3015 applies to MIL-B-46506. In addition, foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization's compliance program.

                                 (End of clause)

(DS6303)

D-2         52.247-4517      PALLETIZATION INSTRUCTION                                MAR/1992
            LOCAL

Palletization shall be in accordance with 19-48-4116/26H, revision 2. dated OCT 1987, 19-48-4116/2, Rev 5, dated Feb 2002 and 19-48-4116, Rev 7, dated Sep 2001.
ECP R2K3000 and R2K3010 apply to 19-48-4116. Marking shall be in accordance with drawing ACV00561, Rev B, dated 1 APR 2002. ECP R3K3017, R3K3024, R3K3016 and R3K3021 apply to ACV00561.

Heat treatment requirements for all non-manufactured wood used in the palletized load applies to this contract. In addition, foreign manufacturers shall have the heat treatment of non-manufactured wool products verified in accordance with their National Plant Protection Organization's compliance program.

                                 (End of clause)

(DS6204)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 14 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024          MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402

(EA7001)

        Regulatory cite                  Title                               Date
        ---------------                  -----                               ----
E-1       52.216-2         INSPECTION OF SUPPLIES-FIXED-PRICE              AUG/1996
E-2       52.246-16        RESPONSIBILITY FOR SUPPLIES                     APR/1984
E-3       52.209-4512      FIRST ARTICLE TEST (CONTRACTOR TESTING)         MAY/1994
          LOCAL

      a. The first article shall consist of:

FAT shall consist of those items and quantities cited in item spec MIL-C-63092A w/notice 1, dated 2/12/96 as listed in TDP 9317509. Is also noted that all components, subassemblies and assemblies FAT quantities are all to be inspected for all unlisted characteristics.

which shall be examined and tested in accordance with contract requirements, the item specifications), Quality Assurance Provisions (QAPS) and all drawings listed in the Technical Data Package.

      b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

      c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specifications) referenced thereon, except for:

            (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

            (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

            (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

            (4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

            (5) Onetime qualification tests, which are defined as a onetime on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

      d. The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the scheduled date for final inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

      e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 15 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

supplier's and Vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. The Government Quality Assurance Representative's (QAR) findings shall be documented on DD Form 1222, Request for and Results of Tests, and attached to the contractor's test report. Two copies of the First Article Test Report and the DD Form 1222 will be submitted through the Administrative Contracting Officer to the Contracting Officer with an additional information copy furnished to QAR to AMSJM-CDC to PCO.

      f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply, when conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the contractor.

                            (End of clause)
(ES6031)


E-4        52.245-4540              GOVERNMENT FURNISHED TEST SUPPORT EQUIPMENT        JAN/1995
           LOCAL

The Government will furnish the following test equipment to support First Article, Reliability, and/or Acceptance Tests. The Contractor will submit a written request for this property to the Contracting Officer no later than thirty (30) days prior to the desired delivery date.

(a)      Item            National                       Cost        Unit of
     Nomenclature      Stock Number       Quantity      Each        Issue
      m16 Rifle      1005-01-128-9936        1           NA           EA
      M203 Launcher  1010-00-179-6447        2           NA           EA
      M203 Barrels   1010-01-376-3342        6           NA           EA

(b)  Estimated Height: NA pounds.

(c)  Cube:    NA cu. ft.

                                 (End of clause)

(ES6115)

E-5       52.246-11              HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT      FEB/2004
          LOCAL

      (a) Definition. "Contract date", as used in this clause, means the date set for bid opening; or if this is a negotiated contract or a modification, the effective date of this contract or modification.

      (b) The Contractor shall comply with:

               ( )   ISO 9002

               (X)   ISO 9001-2000; only design/development exclusions permitted

               ( )   ISO 9001-2000; no exclusions permitted

or an alternate program/system approved by the activity listed in block 7 of the Standard Form 33, in effect on the contract date and which is hereby incorporated into this contract.

                                (End of clause)

(ES6001)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 16 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

E-6        52.246-4506        STATISTICAL PROCESS CONTROL (SPC)                  FEB/2004
           LOCAL

      a. In addition to the quality requirements of the technical data package, the Contractor shall implement Statistical Process Control (SPC) in accordance with a government accepted SPC Program Plan. Control chart techniques shall be in accordance with the American National Standards Institute (ANSI) Bl, B2 and B3. Alternate SPC charting methods may be proposed and submitted to the Government for review.

      b. The SPC Program Plan developed by the contractor shall consist of a general plan and a detailed plan. The plans shall be structured as delineated on the Data Item Description referenced in the DD Form 1423. The general and the detailed plans shall be submitted to the government for review per DD Form 1423 requirements. Notification by the Government of acceptance or non-acceptance of the plans shall be provided in accordance with the time frames specified on the DD Form 1423. Once a general plan for a facility has been approved by this Command, the approval remains in effect for subsequent contracts as long as the contractual requirements remain substantially unchanged from contract to contract. Therefore, resubmission of a previously accepted general SPC plan is not required if current SPC contract clause and Data Item Description (DID) requirements are fulfilled. If this Command has previously accepted the general SPC plan under essentially the same SPC contractual requirements, so indicate by providing the Contracting Officer with the following information:

             Date of Acceptance_________

             Contract Number (is)_______

      c. The contractor is responsible for updating the general plan to current SPC contractual requirements. If errors or omissions are encountered in a previously accepted SPC general plan, opportunities for improvement will be identified by the Government, and corrective action shall be accomplished by the contractor.

      d. A milestone schedule will be submitted for those facilities who do not have, or have never had, a fully implemented SPC program and will not have a fully operational SPC program once production is initiated. The milestones shall provide a time phased schedule of all efforts planned relative to implementation of an SPC program acceptable to the Government. A milestone schedule shall include implementation start and complete dates for those SPC subjects addressed in the Statistical Process Control Statement of Work located in Section C. The milestone schedule shall only include those actions that can not be accomplished prior to first article or the initiation of production, if a first article is not required. Milestones shall be developed for each commodity identified for SPC application. Milestones shall be submitted through the Government Quality Assurance Representative to the Contracting Officer for review and acceptance. Any deviations from the accepted milestones, to include justification for such deviations, shall be resubmitted through the same channels for review. The Government reserves the right to disapprove any changes to the previously accepted milestones. Notification by the Government of the acceptance or non-acceptance of the milestones shall be furnished to the Contractor by the Contracting Officer.

      e. The Contractor shall review all process and operation parameters for possible application of SPC techniques. This review shall include processes and operations under the control of the prime contractor and those under the control of subcontractor or vendor facilities. A written justification shall be included in the detailed plan for each process and operation parameter that controls or influences characteristics identified as critical, special, or major which have been deemed impractical for the application of SPC techniques. A pamphlet on application of SPC for short production runs is available through the Contracting Officer.

      f. Statistical evidence in the form of control charts shall be prepared and maintained for each process or operation parameter identified in the detailed plan. These charts shall identify all corrective actions taken on statistical signal. During production runs, control charts shall be maintained in such a manner to assure product is traceable to the control charts. At the conclusion of the production run, a collection of charts traceable to the product, shall be maintained for a minimum of 3 years. The control charts shall be provided to the Government for review at any time upon request.

      g. When the process or operation parameter under control has demonstrated both stability and capability, the Contractor shall request, in writing, through Administrative Contracting Officer (ACO) and Contracting Officer (CO) channels to the Product Assurance and Test Directorate, that acceptance inspection or testing performed in accordance with contract requirements be reduced or eliminated. Upon approval by the CO. acceptance shall then be based upon the accepted SPC plan, procedures, practices and the control charts.

      h. The Government will not consider requests for reduction or elimination of 100% acceptance inspection and testing of parameters or characteristics identified as critical in the technical data package, specifications or drawings of this contract if any one of the following conditions exist:

            (1) The existing process currently utilizes a fully automated, cost effective, and sufficiently reliable method of 100% acceptance inspection or testing for an attribute-type critical parameter or characteristic.

            (2) The Contractor utilizes attribute SPC control chart methods for the critical parameter or characteristic.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 17 OF 35
CONTINUATION SHEET
                     PIIN/SIIN  W52P1J-05-C-0024         MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

            (3) The critical parameter or characteristic is a first order, single point safety failure mode (non-conformance of the critical parameter or characteristic in and of itself would cause a catastrophic failure).

      i. The Government will only consider reduction or elimination of the 100% acceptance inspection or test requirement for other critical parameters or characteristics if either of the following conditions are met:

            (1) The process is in a state of statistical control utilizing variable control chart methods for the critical parameter or characteristic under control and the process performance index (Cpk) is at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance index is being maintained for each production delivery.

            (2) The critical parameter or characteristic is conclusively shown to be completely controlled by one or more process or operation parameters earlier in the process, and those parameters are in a state of statistical control utilising variable data, and the product of the probability of the conformance for each earlier parameter associated to the critical characteristic is better than or equal to a value equivalent to that provided by a Cpk of at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance indexes are being maintained for each production delivery.

      j. For characteristics other than critical, requests for reduction or elimination of acceptance inspection and testing shall be considered when the process performance index is greater than or equal to a Cpk of 1.33 for variables data. Requests shall be considered for attributes data when the percent beyond the specification limits is less than or equal to .003 (cpk-1.33).

      k. Process or operation parameters under reduced or eliminated inspection or testing that undergo a break in production less than 6 months in length, may continue to operate under reduced or eliminated inspection or testing provided there has been no degradation below a Cpk of 1.33 (2.0 for criticals). Any break in production greater than 6 months shall require resubmission of the request for reduction or elimination of inspection or testing through the same channels cited in paragraph g above.

      l. Not used.

      m. Immediately following a change to a process or operation parameter under reduced or eliminated inspection, the process capability (Cp) or process performance indexes (Cpk) shall be recalculated and documented for variable data; the grand average fraction defective shall be recalculated for attribute data. If any of these values have deteriorated, immediate notification shall be made to the Government along with the associated documentation. Return to original inspection and test requirements may be imposed as stipulated in paragraph n below.

      n. The Government reserves the right to withdraw authorization to reduce or eliminate final acceptance inspection or testing and direct the Contractor to return to original contract inspection or test procedures at any indication of loss of process control or deterioration of quality.

                                (End of clause)

(ES6034)

E-7          52.245-4545            MIL-STD-1916             OCT/2000
             LOCAL

The Department of Defense (DoD) Preferred Methods for this Acceptance of Product, MIL-STD-1916, shall be used for this procurement action. All references to MIL-STD-1Q5, MIL-STD-414, MIL-STD-1235, and ANSI Zl.4 appearing in the Technical Data Package (TDP) are replaced by MIL-STD-1916. Verification Levels
(VL) shall replace AQLs and shall be VL IV for major characteristcs and VL II for minor characteristics.

                                (End of clause)

(ES7650)

E-8        52.246-4528              REWORK AND REPAIR OF NONCOMFORMING MATERIAL       MAY/1994
           LOCAL

      a. Rework and Repair are defined as follows:

            (1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

            (2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 18 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

usable condition. Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

      b. Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

      c. Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, DD Form 1694, to the Contracting Officer for review and written approval prior to implementation.

      d. whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

      e. The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

                                 (End of clause)

(ES7012)

E-9         52.246.4531             ACCEPTANCE INSPECTION EQUIPMENT     MAY/1994
            LOCAL

      a. Acquisition, maintenance, and disposition of inspection equipment shall be in accordance with ANSI/NCSL Z540-1 or ISO 10012-1.

      b. The Contractor shall provide all Acceptance Inspection Equipment (AIE) (except for any equipment listed as available in Section H and/or in Appendix I of this contract) necessary to assure conformance of components and end items to contract requirements. Equipment listed as available shall be furnished by the Government in accordance with the Government Property clause of this contract. Government furnished Acceptance Inspection Equipment shall not be used by the contractor or his subcontractors in lieu of work gages.

      c. All AIE shall be available for use prior to First Article submission, if First Article is required, or prior to initiation of production under this contract.

      d. Contractor furnished AIE shall be made (i) in accordance with the equipment drawings specified in Section C description/specifications section), or (ii) in accordance with any other design, provided that the design documentation is approved by the Government. AIE designs utilized for inspection of characteristics that are classified as Minor require approval by the Government Quality Assurance Representative (QAR). AIE design documentation for inspection of characteristics listed as Critical, Special, or Major shall be submitted to the Government for review and approval in accordance with the Contract Data Requirements List, DD Form 1423.

      e. Resubmission of AIE design documentation for approval on a follow on contract is not required provided inspection characteristic parameters) specified in the current technical data package and the previously approved AIE design documentation remain unchanged. The contractor shall provide the contract number and identify previously approved AIE documentation that meets the above prerequisites. .

      f. The Government reserves the right to disapprove at any time during performance of this contract, use of any AIE not meeting the requirements of the approved design documentation.

                                (End of clause)

(ES7010)

E-10         52.246-4532             DESTRUCTIVE TESTING               MAY/1994
             LOCAL

      a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

      b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity

CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 19 OF 35
                     PIIN/SIIN W52P1J-05-C-0024         MOD/AMD

  NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS INC.

to the delivered to the Government as set forth in the Contract Schedule.

      c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

      d. The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance r inprocess testing, unless specifically authorized by the Contracting Officer.

      e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

                                (End of clause)

(ES7011)

E-11       52.246-4550              CRITICAL CHARACTERISTICS         FEB/2004
           LOCAL

a.The contractors processes shall be designed to prevent the creation or occurrence of critical nonconformances. The contractor shall establish, document and maintain specific procedures, work and handling instructions and process controls relating to any critical characteristics.

b.The contractor shall assure his critical processes are robust in design such that product and performance are relatively insensitive to design and manufacturing parameters. A robust design anticipates changes and problems. Robust processes shall be designed to yield less than one nonconformance in one million.

c.An inspection/verification system shall be employed that will verify the robustness of your critical processes. Maximum use should be made of automated inspection equipment to accomplish verification of product quality. Mistake proofing techniques of your material handling and inspection systems are encouraged.

d.Previous Practices/Special Characteristics. As a result of previous practices, the governments technical data may refer to Critical (not annotated with I or II) and Special characteristics. Characteristics classified as Critical (not annotated with a I or II) shall be subject to all requirements herein associated with Critical (I) characteristics and level I Critical nonconformances. Unless otherwise stated in Section C, characteristics classified as Special shall be subject to all requirements herein associated with Critical (II) and Level (II) Critical nonconformances.

e. Contractor Identified Critical Characteristics List (CICCL). Not including critical characteristics defined in the governments technical data (drawings, specifications, etc.), the contractor shall identify and document all material, component, subassembly and assembly characteristics whose nonconformances may result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product. All additional critical characteristics identified by the contractor shall comply with the critical characteristic requirements of the technical data package, supplemented herein. The contractors additional critical characteristics shall be classified as Critical (I) or Critical (II), and shall be reviewed and approved by the procuring activity prior to manufacturing (DI-SAFT-80970A). The following definitions are provided. Level I critical nonconformance. A nonconformance of a critical characteristic that judgment and experience indicate would result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product; or a nonconformance that judgment and experience indicate would prevent performance of the tactical function of a weapon system or major end item. The following (as a minimum) are classified as Level I critical nonconformances:

            (1) A nonconformance that will result in a hazardous or unsafe condition (often referred to as a single point failure).

            (2) A nonconformance that will remove or degrade a safety feature (such as those in a safe and arm device or fuzing system).

            (3) A nonconformance that will result in violation of mandatory safety policies or standards. Level II critical nonconformance; A nonconformance of a critical characteristic, other than Level I. This includes the nonconformance of a characteristic that judgment and experience indicate may, depending upon the degree of variance from the design requirement, the presence of other nonconformances or procedural errors,:

            (1) result in a hazardous or unsafe conditions for individuals using, maintaining or depending upon the product, or

            (2) prevent performance of the tactical function of a major end item.

f. In the event that a Critical nonconformance is found anywhere in the production process, the contractor, as part of his quality system, shall have procedures in place to ensure:

            (1) The nonconformance is positively identified and segregated so that there is no possibility of the item inadvertently re-entering the production process. This control shall be accomplished without affecting or impairing subsequent defect analysis.

            (2) The operation that produced the defective component or assembly and any other operations incorporating that component or assembly is immediately stopped.

            (3) The government is immediately notified of the critical nonconformance (telephonically and electronic mail.) (DI-SAFT-8097QA).

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 20 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

            (4) Any suspect material (material in process that may contain the same defect) is identified, segregated and suspended from any further processing.

            (5) An investigation is conducted to determine the cause of the deficiency and required corrective actions. A report of this investigation shall be submitted to the government (DI-SAFT-80970A). The use of the DID report shall not delay notification to the government.

            (6) A request to restart manufacturing or to use any suspect material associated with the critical nonconformance is submitted to the government (DI-SAFT-80970A). Restart of production shall not occur until the investigations are complete or upon authorization from the procuring contracting officer. All objective evidence of the investigations to date shall be available for review at the time of restart. Suspect materiel found to be nonconforming shall not be used without Government approval.

g. The contractor may develop alternative plans and provisions relative to government or contractor identified Critical level (I)and Critical Level (II) characteristics. The provisions shall be submitted to the government for advanced approval and shall address the following:

            (1) Complete explanation of potential failure mode(s) together with supporting historical and statistical data.

            (2) Pre-established plan of action (POA) to be taken when a critical nonconformance occurs and a description of controls to ensure there is no possibility of the nonconforming item inadvertently entering the production process.

            (3) Means of tracking nonconformance rate, investigative results and corrective actions taken.

            (14) Method to immediately verify that a produced critical nonconformance is consistent with the identified failure model(s) and does not exceed the historical nonconformance rate.

The contractor can resume production without specific government approval based upon the pre-approved alternate plans and provisions for Critical (I) characteristics and level (I) Critical nonconformances and Critical (II) characteristics and level (II) Critical nonconformances.

h. If a critical nonconformance is discovered during further processing or loading, the original manufacturer who introduced the critical nonconformance shall bear responsibility for the nonconformance.

i. The Government Quality Assurance Representative will perform the surveillance actions necessary to ensure compliance with this clause.

                                (End of clause)

(ES7500)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 21 OF 35
CONTINUATION SHEET
                     PIIN/SIIN W52P1J-05-C-0024        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS INC.

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(FA7001)

           Regulatory Cite                                  Title                               Date
           ---------------                                  -----                               ----
F-l        52.242-17               GOVERNMENT DELAY OF WORK                                   APR/1984
F-2        52.214-29               F.O.B. ORIGIN                                              JUN/1988
F-3        52.247-58               LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS    APR/1984
F-4        52.247-59               F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS            APR/1984
F-5        52.247-61               F.O.B. ORIGIN-MINIMUM SIZE OF SHIPMENTS                    APR/1984
F-6        252.247-7023            TRANSPORTATION OF SUPPLIES BY SEA                          MAY/2002
           DFARS

F-7        52.247-4504             TRANSPORTATION SECURITY REQUIREMENTS FOR CONTRACTOR -      MAR/2004
           LOCAL                   TO - CONTRACTOR SHIPMENTS

      (a) Supplies procured or furnished under this contract/subcontract, which are shipped between two or more contractors, and which are qualified as sensitive in accordance with DoD 5100.76-M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives), or are shipped as DOT Class A or B Explosives, require special Transportation Protective Service (TPS) during shipment from all points of origin to all destinations. TPS will be equivalent to the DoD security standard for the applicable sensitive category or explosive class identified under DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA).

      (b) Shipper's Defense Contract Management Agency (DCMA) transportation offices will furnish assistance in providing the sensitive category of items to be shipped, determining the TPS required, and obtaining the TPS from commercial carriers as necessary.

      (c) This clause must be entered in all contracts/subcontracts at any tier.

                                (End of clause)

(FS7115)

F-8        52.247-4531              COGNIZANT TRANSPORTATION OFFICER      MAY/1993
           LOCAL

      (a) The contract administration office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

            (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

            (2) Obtain shipping instructions as necessary for F.O.B. Destination delivery, and

            (3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

            (4) For FMS, at least ten days in advance of actual shipping date the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMAO.

      (b) The contract administration office will provide to the contractor data necessary for shipment marking and freight routing.

                    REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE 22 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      (c) The contractor shall not ship directly to a military air or water port terminal without authorization by the designated point of contact.

                                 (End of clause)

(FS7240)

F-9  47.305-15(B) SPECIAL TRANSPORT/LOADING REQUIREMENTS (HAZARDOUS)  FEB/1996
     LOCAL

      (a) In addition to requirements set forth under General Provision, "Loading, Bracing, and Blocking of Freight Car Shipments," rail shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of Uniform Freight Classification, Association of American Railroads Pamphlet No. 14, Circular 42G and Rules Governing Loading of Commodities on Open Top Cars, Bureau of Explosives Tariff NO. BOE 6000 publishing Hazardous Materials Regulations of the Department of Transportation, and Bureau of Explosives pamphlets NO. 6, 6A as applicable. Uniform Freight Classification may be procured from the regulatory classification agent covering territory from which shipment will be made. AAR Pamphlets, Circular and Rules may be procured from the Bureau of Explosives, 59 E. Van Buren St., Chicago, IL 60605. Bureau of Explosives Tariff No. BOE 6000 and Burea of Explosives pamphlets may be procured from the Burea of Explosives, Association of American Railroads, 1920 L Street, Washington, D.C. 20036. U.S. Army Defense Ammunition Center (USADAC) approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to rail loading, blocking and bracing of this item and may be secured by the Contracting Officer or the Defense Contract Management Agency (DCMA).

      (b) Truck shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of National Motor Freight Classification and American Trucking Association, Inc., Motor Carrier's Explosives and Dangerous Articles Tariff, as applicable and effective at the time of shipment. These publications may be procured from the American Trucking Association, Inc., Tariff Order Section, 1616 P St., N.W., Washington, D.C. 20036. USADACS approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to motor, loading, blocking and bracing of this item and can be secured from the Contracting Officer or DCMA.

      (c) TOFC "Piggyback" shipments will be loaded, blocked and braced in accordance with Bureau of Explosives Pamphlet No. 6C or AAR circular NO. 43, copies may be obtained from addresses given in para (a) above. USADAC approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to loading, blocking and bracing for TOFC shipments and may be obtained from the Contracting Officer or DCMA.

      (d) Container shipments will be loaded, blocked and braced in accordance with USADAC drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components which is specifically applicable to loading, blocking and bracing of container shipments and may be secured from the Contracting Officer or the DCMA.

Except as the carrier(s) may be liable, the contractor shall be liable to the Government for any loss or damage resulting from improper loading and/or furnishing and installing dunnage material by the contractor for shipments to be made under this contract.

                                 (End of clause)

(FS7007)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 23 OF 35
CONTINUATION SHEET
                   PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION G - CONTRACT ADMINISTRATION DATA

        PRON/                                                              JOB
LINE    AMS CD/             OBLG                                           ORDER   ACCOUNTING  OBLIGATED
ITEM    MIPR          ACRN  STAT  ACCOUNTING CLASSIFICATION                NUMBER  STATION     AMOUNT
----    ------------  ----  ----  ---------------------------------------  ------  ----------  -------------
0001AB  R14A0R844A     AA    2    21  42034000041B1B06P41303226EB  S28017  4P1R84    W52P1J    $  594,286.00
        41303222008
        R14M44164AM2

                                                                                               -------------
                                                                                   TOTAL       $  594,286.00

SERVICE                                                          ACCOUNTING  OBLIGATED
NAME     TOTAL BY ACRN  ACCOUNTING CLASSIFICATION                STATION     AMOUNT
-------  -------------  ---------------------------------------  ----------  -------------
Army          AA        21   42034000041B1B06P41303226EB S28017  W52P1J      $  594,286.00
                                                                             -------------

                                                                   TOTAL     $  594,286.00

                    REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE 24 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

for Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DOD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR) , the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(HA7001)

       Regulatory Cite                           Title                           Date
       ---------------    -------------------------------------------------    --------
H-l    252.247 - 7024     NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA    MAR/2000
       DFARS

H-2    52.245 - 4506      GOVERNMENT FURNISHED PROPERTY                        OCT/1994
       LOCAL

      Schedule of Government Furnished Property

      (a) Pursuant to the Government Property clause in Section I of this contract, the Government shall furnish F.O.B. contractor's place of performance, the Government-owned property listed in attachment number 001 of this document for use in the performance of this contract.

      (b) The property shall be delivered in accordance with the schedule set forth in attachment number 001 of this document.

      (c) If the property is not received in accordance with the schedule set forth in attachment number 001 of this document, the Contractor shall immediately notify the Contracting Officer in writing.

      (d) The quantity of Government Furnished Material (GFM) which is offered herein is contingent upon award of the total quantity solicited herein. Should the actual quantity awarded be less than the total quantity solicited, the Government retains the right to unilaterally reduce the quantity of GFM which will be provided under any resultant contract. Any said reduction shall be on a pro-rata basis.

                                 (End of Clause)

(HS6075)

H-3 246.671 LOCAL MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250)
JAN/1995

Material inspection and Receiving Report (DD Form 250), required to be prepared and furnished to the Government under the clause of this contract entitled 'Material Inspection and Receiving Report', will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to;

1. Purchasing Office

            Ms. Mary Beth Watkins
            HQ, AFSC, AMSFS-CCA-L
            Rock Island, IL 61299-6500

2. Production Management

            Ms. Lori Sheets
            HQ, AFSC, SFSJM-CDM
            Rock Island, IL 61299-6500

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 25 OF 35
CONTINUATION SHEET

                   PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

  NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                                 (End of clause)

(HA6025)

H-4    242-1107(B)    INSTRUCTIONS FOR PREPARATION AND SUBMISSION OF PRODUCTION PROGRESS    JUN/1996
       LOCAL          REPORTS OF DELAYS IN DELIVERY

      a. Production Progress Report (DD Form 375) and Production Progress Report Continuation (DD Form 375c) shall be prepared in accordance with instructions thereon: These forms shall be submitted as required for each separate contract item (identified by noun description not by line item number). The remarks section will provide process-oriented information where relevant to the delay.

      b. The contractor shall promptly submit a DD Form 375 reporting any delay in the scheduled delivery or completion as soon as known or anticipated. In addition, the form(s) shall be submitted on a monthly basis within 2 work days after each reporting period, beginning with the end of the first full month following the initial report submission and continuing until contract completion/termination. The forms shall be distributed as follows:

ACTIVITY                       ADDRESS                          NO. OF COPIES
---------------------------    --------------------------       -------------
Purchasing Office (PCO)        Ms. Mary Beth Watkins                  1
                               HQ, AFSC, AMSFS-CCA-L
                               Rock Island, IL 61299-6500

Administration Office (ACO)    See Award document.                    3

Production Manager             Ms. Lori Sheets
                               HQ, AFSC, SFSJM-CDM                    1
                               Rock Island, IL 61299-6500

                                 (End of clause)

(HS6028)

H-5    52.247-4545    PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION     MAY/1993
       LOCAL

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

           Shipped From:

_________________________________

_________________________________

_________________________________

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding//// [ ] YES [ ] NO

If YES, give name of rail carrier serving it: ______________

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address: ______________

Serving Carrier: _________________

                                 (End of Clause)

(HS7600)

                    REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE 26 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

        Regulatory Cite                                    Title                                      Date
        ---------------    ---------------------------------------------------------------------    --------
 I-1      52.202-1         DEFINITIONS                                                              JUL/2004
 I-2      52.203-3         GRATUITIES                                                               APR/1984
 I-3      52.203-5         COVENANT AGAINST CONTINGENT FEES                                         APR/1984
 I-4      52.203-6         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                    JUL/1995
 I-5      52.203-7         ANTI-KICKBACK PROCEDURES                                                 JUL/1995
 I-6      52.203-8         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR           JAN/1997
                           IMPROPER ACTIVITY
 I-7      52.303-10        PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY                 JAN/1997
 I-8      52.203-12        LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS         JUN/2003
 I-9      52.204-4         PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER                         AUG/2000
I-10      52.204-7         CENTRAL CONTRACTOR REGISTRATION                                          OCT/2003
I-11      52.209-6         PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH            JAN/2005
                           CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-12      52.211-5         MATERIAL REQUIREMENTS                                                    AUG/2000
I-13      52.211-15        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS                             SEP/1990
I-14      52.215-2         AUDIT AND RECORDS - NEGOTIATION                                          JUN/1999
1-15      52.215-8         ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT                              OCT/1997
I-16      52.215-14        INTEGRITY OF UNIT PRICES                                                 OCT/1997
I-17      52.219-6         NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE                                 JUN/2003
I-18      52.219-8         UTILIZATION OF SMALL BUSINESS CONCERNS                                   MAY/2004
I-19      52.219-14        LIMITATIONS ON SUBCONTRACTING                                            DEC/1996
I-20      52.222-19        CHILD LABOR-COOPERATION WITH AUTHORITIES AND REMEDIES                    JUN/2004
I-21      52.222-20        WALSH-HEALEY PUBLIC CONTRACTS ACT                                        DEC/1996
I-22      52.222-26        EQUAL OPPORTUNITY                                                        APR/2002
I-23      52.222-35        EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE         DEC/2001
                           VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-24      52.222-36        AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES                         JUN/1998
I-25      52.222-37        EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE         DEC/2001
                           VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-26      52.223-6         DRUG-FREE WORKPLACE                                                      MAY/2001
I-27      52.229-3         FEDERAL, STATE, AND LOCAL TAXES                                          APR/2003
I-26      52.232-1         PAYMENTS                                                                 APR/1984
I-29      52.232-8         DISCOUNTS FOR PROMPT PAYMENT                                             FEB/2002
I-30      52.232-11        EXTRAS                                                                   APR/1984
I-31      52.232-16        PROGRESS PAYMENTS                                                        APR/2003
I-32      52.232-16        PROGRESS PAYMENTS (APR 2003) - ALTERNATE I                               MAR/2000
I-33      52.232-17        INTEREST                                                                 JUN/1996
I-34      52.232-23        ASSIGNMENT OF CLAIMS                                                     JAN/1986
I-35      52.232-25        PROMPT PAYMENT                                                           OCT/2003
I-36      52.232-33        PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR                OCT/2003
                           REGISTRATION
I-37      52.233-1         DISPUTES                                                                 JUL/2002
I-38      52.233-3         PROTEST AFTER AWARD                                                      AUG/1996
I-39      52.242-12        REPORT OF SHIPMENT (REPSHIP)                                             JUN/2003
I-40      52.242-13        BANKRUPTCY                                                               JUL/1995
I-41      52.243-1         CHANGES - FIXED PRICE                                                    AUG/1987
I-42      52.243-7         NOTIFICATION OF CHANGES                                                  APR/1984
I-43      52.245-2         GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)                              MAY/2004
I-44      52.246-1         CONTRACTOR INSPECTION REQUIREMENTS                                       APR/1984
I-45      52.247-15        CONTRACTOR RESPONSIBILITY FOR LOADING AND UNLOADING                      APR/1984
I-46      52.247-63        PREFERENCE FOR U.S. - FLAG AIR CARRIERS                                  JUN/2003
I-47      52.249-2         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)              MAY/2004
I-48      52.249-8         DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)                                 APR/1984
I-49      52.253-1         COMPUTER GENERATED FORMS                                                 JAN/1991
I-50      252.203-7001     PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE - CONTRACT    MAR/1999
          DFARS            - RELATED FELONIES
I-51      252.204-7003     CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT                             APR/1992
          DFARS
I-52      252.204-7004     REQUIRED CENTRAL CONTRACTOR REGISTRATION                                 NOV/2003

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 27 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024             MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

        Regulatory Cite                              Title                                 Date
        ---------------    ----------------------------------------------------------    --------
          DFARS
I-53      252.204-7005     ORAL ATTESTATION OF SECURITY RESPONSIBILITIES                 NOV/2001
          DFARS
I-54      252.205-7000     PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS     DEC/1991
          DFARS
I-55      252.223-7002     SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES              MAY/1994
          DFARS
I-56      252.223-7003     CHANGE IN PLACE OF PERFORMANCE-AMMUNITION AND EXPLOSIVES      DEC/1991
          DFARS
I-57      252.225-7012     PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                   MAY/2004
          DFARS
I-58      252.225-7041     CORRESPONDENCE IN ENGLISH                                     JUN/1997
          DFARS
I-59      252.226-7001     UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC    SEP/2004
          DFARS            ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS
I-60      252.231-7000     SUPPLEMENTAL COST PRINCIPLES                                  DEC/1991
          DFARS
I-61      252.232-7004     DOD PROGRESS PAYMENT RATES                                    OCT/2001
          DFARS
I-62      252.242-7000     POSTAWARD CONFERENCE                                          DEC/1991
          DFARS
I-63      252.243-7001     PRICING OF CONTRACT MODIFICATIONS                             DEC/1991
          DFARS
I-64      252.246-7000     MATERIAL INSPECTION AND RECEIVING REPORT                      MAR/2003
          DFARS

I-65      52.217-6         EVALUATED OPTION FOR INCREASED QUANTITY                       MAR/1989

      a.This solicitation includes an evaluated option (See Section M).

      b.The Government reserves the right to increase the quantity of item(s) CLIN 0001 by a quantity of up to and including but not exceeding 100 percent as an evaluated option at the price(s) quoted below.

      c.If the Contractor does not quote a price hereunder, the lowest price offered/bid in the Schedule for item(s) CLIN 0001 shall be the price used for evaluation/award of any option quantities. All evaluation factors identified in the solicitation, except F.O.B. Origin transportation costs, will be applied to the option quantity for evaluation purposes.

      d.The Contracting Officer may exercise the evaluated option at any time prior to the last delivery by giving written notice to the, Contractor.

      e.Delivery of the items added by exercise of this option shall continue immediately after, and at the same rate as delivery of like items called for under the contract, unless the parties agree otherwise.

      f.Subject to the limitations contained in this clause, the Government may exercise this option on one or more occasions.

      g.Offered Unit Prices for the Option Quantities are:

                       Unit Price
                       ----------
Evaluated Option
(F.O.B . Origin)       $    27.75       CLIN 0001
                       ----------

      Varying prices may be offered for the option quantities actually ordered and the dates when ordered. In as much as the unit price for the basic quantity may contain starting, load, testing, tooling, transportation or other costs not applicable to option quantities, offerors are requested to take these factors into consideration while setting forth the unit price(s) for the option quantities. The option price is expected (but not required) to be lower than the unit price for the initial quantity.

                                 (End of clause)

(IF608O)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 28 OF 35
CONTINUATION SHEET
                   PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

I-66      52.243-7      NOTIFICATION OP CHANGES      APR/1984

      (a) Definitions. "Contracting Officer," as used in this clause, does not include any representative of the Contracting Officer. "Specifically Authorized Representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority.

      (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within _________ (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

            (1) The date, nature, and circumstances of the conduct regarded as a change;

            (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

            (3) The identification of any documents and the substance of any oral communication involved in such conduct;

            (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

            (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

                  (i) What contract line items have been or may be affected by the alleged change;

                  (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

                  (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

                  (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

            (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

      (c) continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

      (d) Government response. The Contracting Officer shall promptly, within __________ (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either-

            (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

            (2) Countermand any communication regarded as a change;

            (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

            (4) In the event the Contractor's notice information is inadequate to make a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

      (e) Equitable adjustments.

            (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

                  (i) In the contract price or delivery schedule or both; and

                  (ii) In such other provisions of the contract as may be affected.

            (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

Note: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 29 OF 35
CONTINUATION SHEET
                  PIIN/SIIN  W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                                 (End of clause)

(IF6250)

I-67     52.246-17     WARRANTY OF SUPPLIES OF A NONCOMPLEX NATURE     JUN/2003

***

      (b) Contractor's obligations.

            (1) Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for 1095 days. [Contracting officer shall state specific period of time after delivery, or the specified event whose occurrence will terminate the warranty period; e.g., the number of miles or hours of use, or combinations of any applicable events or periods of time]-

***

      (c) Remedies available to the Government.

            (1) The Contracting Officer shall give written notice to the Contractor of any breach of warranties in paragraph (b) (1) of this clause within 120 days. [contracting Officer shall insert specific period of time; e.g., "45 days of the last delivery under this contract," or "45 days after discovery of the defect"].

***

                                 (End of clause)

(IF6070)

I-68     252.223-7007     SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES     SEP/1999
         DFARS

      (a) Definition. Arms, ammunition, and explosives (AA&E), as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

      (b) The requirements of DOD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract:

NOMENCLATURE                  NATIONAL STOCK NUMBER      SENSITIVITY/CATEGORY
M661 Green Star Parachute     1310-00-541-6148           Sensitive Category IV

      (c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

      (d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

      (e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

      (f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier

            (1) For the development, production, manufacture, or purchase of AA&E; or

            (2) When AA&E will be provided to the subcontractor as Government-furnished property.

      (g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

                                 (End of clause)

(IA6200)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 30 OF 35
CONTINUATION SHEET
                  PIIN/SIIN   W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

I-69     52.209-3     FIRST ARTICLE APPROVAL - CONTRACTOR TESTING     SEP/1989

            (a) The Contractor shall test * unit(s) of Lot/Item * as specified in this contract. At least fifteen (15) calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

            (b) The Contractor shall submit the first article test report within 15 calendar days from the date of this contract to * marked "FIRST ARTICLE TEST
REPORT: Contract No._________,Lot/Item No. _____." Within thirty (30) calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article; except that the number of days from receipt of the test report until the Contractor is notified shall be sixty (60) calendar days (instead of 30) when the option to perform confirmatory testing is exercised by the Government. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

***

* (See instructions regarding submission of First Article clause)

** (See Schedule B)

                                 (End of Clause)

(IF7018)

I-70     52.245-9     USE AND CHARGES (DEVIATION)     APR/1984

      (a) Definitions. As used in this clause--

            "Acquisition cost" means the acquisition cost recorded in the contractor's property control system or, in the absence of such record, the value attributed by the Government to a government property item for purposes of determining a reasonable rental charge.

            "Government property" means property owned or leased by the Government.

            "Real property" means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures, It does not include foundations and other work necessary for installing special tooling, special test equipment, or equipment.

            "Rental period" means the calendar period during which government property is made available for commercial purposes.

            "Rental time" means the number of hours, to the nearest whole hour, rented property is actually used for commercial purposes. It includes time to set up the property for such purposes, perform required maintenance, and restore the property to its condition prior to rental (less normal wear and tear).

      (b) General.

            (1) Rental requests must be submitted to the administrative Contracting Officer, identify the property for which rental is requested, propose a rental period, and calculate an estimated rental charge by using the Contractor's best estimate of rental time in the formulae described in paragraph
(c) of this clause.

            (2) The Contractor shall not use government property for commercial purposes, including Independent Research and Development, until a rental charge for real property, or estimated rental charge for other property, is agreed upon. Rented property shall be used only a noninterference basis.

      (c) Rental Charge.

            (1) Real property and associated fixtures.

                  (i) The Contractor shall obtain, at its expense, a property appraisal from an independent licensed, accredited, or certified appraiser that computes a monthly, daily, or hourly rental rate for comparable commercial property. The appraisal may be used to compute rentals under this clause throughout its effective period or, if an effective period is not stated in the appraisal, for one year following the date the appraisal was performed. The Contractor shall submit the appraisal to the administrative Contracting Officer at least 30 days prior to the date the property is needed for commercial use. Except as provided in paragraph (c)(1)(iii) of this clause,, the administrative Contracting Officer shall use the appraisal rental rate to determine a reasonable rental charge.

                  (ii) Rental charges shall be determined by multiplying the rental time by the appraisal rental rate expressed as a rate per hour. Monthly or daily appraisal rental rates shall be divided by 720 or 24, respectively, to determine an hourly rental rate.

                  (iii) When the administrative Contracting Officer has reason to believe the appraisal rental rate is not reasonable, he or she shall promptly notify the Contractor and provide his or her rationale. The parties may agree on an alternate means for computing a

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 31 OF 35
CONTINUATION SHEET
                   PIIN/SIIN W52P1J-05-C-0024            MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

reasonable rental charge.

            (2) Other government property. The Contractor may elect to calculate the final rental charge using the appraisal method described in paragraph (c)(1) of this clause subject to the constraints therein or the following formula in which rental time portions of hours rounded to the next higher hour--

            Rental charge = (Rental Time in hours) (.02 per month) (Acquisition
Cost)/720 hours per month

            (3) Alternate methodology. The Contractor may request consideration of an alternate basis for computing the rental charge if it considers the monthly rental rate or a time-based rental unreasonable or impractical.

      (d) Rental payments.

            (1) Rent is due at the time and place specified by the Contracting Officer. If a time is not specified, the rental is due 60 days following completion of the rental period. The Contractor shall calculate the rental due, and furnish records or other supporting data in sufficient detail to permit the administrative Contracting Officer to verify the rental time and computation. Unless otherwise permitted by law, payment shall be made by check payable to the Treasurer of the United States and sent to the contract administration office identified in this contract or by electronic funds transfer to that office.

            (2) Interest will be charged if payment is not made by the specified payment date or, in the absence of a specified date, the 61st day following completion of the rental period. Interest will accrue at the "Renegotiation Board Interest Rate" (published in the Federal Register semiannually on or about January 1st and July 1st) for the period in which the rent is due.

            (3) The Government's acceptance of any rental payment under this clause, in whole or in part, shall not be construed as a waiver of relinquishment of any rights it may have against the contractor stemming from the Contractor's unauthorized use of government property or any other failure to perform this contract according to its terms.

      (e) Use revocation. At any time during the rental period, the Government may revoke commercial use authorization and require the Contractor, at the Contractor's expense, to return the property to the Government, restore the property to its pre-rental condition (less normal wear and tear), or both.

      (f) Unauthorized use. The unauthorized use of government property can subject a person to fines, imprisonment, or both, under 18 U.S.C. 641.

                                 (End of clause)

(IF7007)

I-71     52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES     APR/1984

      (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

      (b) The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                                 (End of clause)

(IF7016)

I-72     29.303(C)     CALIFORNIA SALES AND USE TAX NOTICE (AL 92-1)    MAY/1992

                                 (End of clause)

(IF7002)

I-73     252.211-7005     SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS     FEB/2003
         DFARS

            (a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

            (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in Excel format

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 32 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024             MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

at http://www.dcma.mil/onebook/7.0/7.2./7.2.6/reports/modified.xls.

      (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

            (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

            (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

            (3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

            (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

      (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

      (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

            (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

            (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

                                 (End of clause)

(IA7015)

I-74   252.225-7001  BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM   APR/2003
       DFARS

      (a) Definitions. As used in this clause-

            (1) Component means an article, material, or supply incorporated directly into an end product.

            (2) Domestic end product means

                  (i) An unmanufactured end product that has been mined or produced in the United States; or

                  (ii) An end product manufactured in the United States if the cost of its qualifying country components and its components that are mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. The cost of components includes transportation costs to the place of incorporation into the end product and U.S. duty (whether or not a duty-free entry certificate is issued). Scrap generated, collected, and prepared for processing in the United States is considered domestic. A component is considered to have been mined, produced, or manufactured in the United States (regardless of its source in fact) if the end product in which it is incorporated is manufactured in the United States and the component is of a class or kind for which the Government has determined that

                        (A) Sufficient and reasonably available commercial quantities of a satisfactory quality are not mined, produced, or manufactured in the United States; or

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 33 OF 35
CONTINUATION SHEET
                  PIIN/SIIN N52P1J-05-C-0024             MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                        (B) It is inconsistent with the public interest to apply the restrictions of the Buy American Act.

            (3) End product means those articles, materials, and supplies to be acquired under this contract for public use.

            (4) Foreign end product means an end product other than a domestic end product.

            (5) Qualifying country means any country set forth in subsection 225.872-1 of the Defense Federal Acquisition Regulation Supplement (DFARS).

            (6) Qualifying country component means a component mined, produced, or manufactured in a qualifying country.

            (7) Qualifying country end product means

                  (i) An unmanufactured end product mined or produced in a qualifying country; or

                  (ii) An end product manufactured in a qualifying country if the cost of the following types of components exceeds 50 percent of the cost of all its components:

                        (A) Components mined, produced, or manufactured in a qualifying country.

                        (B) Components mined, produced, or manufactured in the United States.

                        (C) Components of foreign origin of a class or kind for which the Government had determined that sufficient and reasonably available commercial quantities of a satisfactory quality are not mined, produced, or manufactured in the United States.

      (b) This clause implements the Buy American Act (41 U.S.C. Section lOa-d). Unless otherwise specified, this clause applies to all line items in the contract.

      (c) The Contractor shall deliver only domestic end products unless, in its offer, it specified delivery of other end products in the Buy American ActBalance of Payments Program Certificate provision of the solicitation. If the Contractor certified in its offer that it will deliver a qualifying country end product, the Contractor shall deliver a qualifying country end product or, at the Contractors option, a domestic end product.

      (d) The contract price does not include duty for end products or components for which the Contractor will claim duty- free entry.

                                 (End of clause)

(IA7732)

I-75     252.243-7002     REQUESTS FOR EQUITABLE ADJUSTMENT     MAR/1998
         DFARS

***

      (b) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

                  I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

                      ___________________________________

                                (Official's Name)

                      ___________________________________

                                     (Title)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 34 OF 35
CONTINUATION SHEET
                  PIIN/SIIN W52P1J-05-C-0024              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

***

                                 (End of clause)

(IA7035)

I-76     52.201-4500     AUTHORITY OF GOVERNMENT REPRESENTATIVE     FEB/1993
         LOCAL

AUTHORITY OF GOVERNMENT REPRESENTATIVE
52.201-4500  OSC                                         (FEB 1993)

      The Contractor is advised that contract changes, such as engineering changes, will be authorized only by the Contracting Officer or his representative in accordance with the terms of the contract. No other Government representative, whether in the act of technical supervision or administration, is authorized to make any commitment to the Contractor or to instruct the Contractor to perform or terminate any work, or to incur any obligation. Project Engineers. Technical Supervisors and other groups are not authorized to make or otherwise direct changes which in any way affect the contractual relationship of the Government and the Contractor.

                                 (End of clause)

(IS7025)

                     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 35 OF 35
CONTINUATION SHEET
                   PIIN/SIIN  W52P1J-05-C-0024           MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

   List Of                                                                                   Number
   Addenda                                 Title                                 Date       of Pages    Transmitted By
--------------    ---------------------------------------------------------    ---------    --------    --------------
Exhibit A         CONTRACT DATA REQUIREMENT LIST DD 1423
Attachment 001    LIST AND SCHEDULE OF GFM                                     19-JUL-04      001           DATA
Attachment 002    GUIDANCE ON DOCUMENTATION OF CONTRACT REQUIREMENTS LIST
                   (CDRL)
Attachment 003    DATA DELIVERY DESCRIPTION - ENGINEERING CHANGE PROPOSAL
Attachment 004    DATA DELIVERY DESCRIPTION - NOTICE OF REVISION (NOR)
Attachment 005    DATA DELIVERY DESCRIPTION - REQUEST FOR DEVIATION (RFD)
Attachment 006    DOCUMENT SUMMARY LIST
Attachment 007    ACCOUNTIBILITY STATEMENT OF WORK
Attachment 008    ADDRESS CODE FOR DISTRIBUTION FOR ECP/RFD/VECP
Attachment 009    INSTRUCTIONS FOR COMPLETEING DD FORM 1423
Attachment 010    DISCLOSURE OF LOBBYING ACTIVITIES
Attachment 011    DEFENSE ALLOCATION AND PRIORITIES
Attachment 012    SECURITY SCOPE OF WORK
Attachment 013    AFSC FORM - WARNING LABEL
Attachment 014    RFD R04S7031, USE OF M9 PROPBLLANT IN LOADING OF M195 CTG                   001
                  CASE FOR 40MM M583A1 PRODUCTION
Attachment 015    ECP R04Q2057, CHANGE CRITICAL DEFECTS TO REFLECT STANDARD
Attachment 016    ECP R04Q2016, NEW DTL SPECIFICATION